                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 28, 1999

                        MEDICAL DEVICE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

Utah                       0-12365                   58-1475517
--------------------------------------------------------------------------------
(State or other            (Commission               (IRS Employer
jurisdiction of            File Number               Identification No.)
formation

9191 Towne Center Drive, Suite 420, San Diego, California 92122
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (619) 455-7127

9191 Towne Center Drive, Suite 420, San Diego, California 92122
--------------------------------------------------------------------------------
(Former name re former address, if changed since last report)


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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.           Changes in Control of Registrant
                  --------------------------------
                  See Item 2.

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------
                  Not Applicable

Item 3.           Bankruptcy or Receivership
                  --------------------------
                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant
                  ---------------------------------------------
                  Not Applicable.

Item 5.           Other Events
                  ------------
                  Not Applicable

Item 6.           Resignation of Registrant's Directors
                  -------------------------------------
                  Dr. Larry M. Lammers, a Director of the Company, resigned effective June 23, 1999. A copy of his resignation letter is attached hereto.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits
                  ---------------------------------------------------------
                  Not Applicable

Item 8.           Change of Fiscal Year
                  ---------------------
                  Not Applicable

Item 9.           Sales of Equity Securities Pursuant to Regulation S
                  ---------------------------------------------------
                  Not Applicable


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

MEDICAL DEVICE TECHNOLOGIES, INC.


By:/s/ M. Lee Hulsebus
   ---------------------------------------------
       M. Lee Hulsebus, Chief Executive Officer

Dated: June 28, 1999

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                              LETTER OF RESIGNATION



To:      Medical Device Technologies, Inc.

         I, Dr. Larry M. Lammers, hereby resign as a Director of Medical Device Technologies, Inc. as at the date shown below.

         I hereby confirm that, effective upon my termination, I do not have in my custody, control and/or possession any customer list(s), books and records of the Company, any property belonging to the Company [including, without limitation, computer equipment including hardware and/or software, credit card(s), key(s), check(s)], nor do I have any written matter or documentation of and referring to secret and/or proprietary information belonging to the Company.

                                            /s/ /Dr. Larry M. Lammers



Dated:  June 23, 1999